UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 20, 2013

BLUEFLASH COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	333-172647	27-4562647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Gottbetter & Partners, LLP 488 Madison Ave., 12th Floor New York, NY 10022
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(212) 400-6900

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On June 20, 2013, BlueFlash Communications, Inc., a Florida corporation (“BlueFlash”), entered into an Agreement and Plan of Merger (the “Plan of Merger”) with Neurotrope, Inc., its wholly owned Nevada subsidiary (“Neurotrope”), pursuant to which BlueFlash will merge with and into Neurotrope (the “Merger”).  The Plan of Merger was amended by the Amendment to Agreement and Plan of Merger between the parties, dated July 10, 2013 (the “Amendment”).  The information contained in Item 8.01 below regarding the terms and conditions of the Plan of Merger, and the Amendment, is incorporated herein by reference.

The foregoing descriptions of the Plan of Merger and the Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of these documents, which are filed as Exhibits 2.1 and 2.2 hereto, respectively, and incorporated herein by reference.

Item 3.02.

Unregistered Sales of Equity Securities.

The information contained in Item 8.01 below regarding the issuance of Neurotrope Common Stock (as defined below) in exchange for BlueFlash Common Stock (as defined below) is incorporated herein by reference.  The issuance of the shares of Neurotrope Common Stock pursuant to the Plan of Merger, as amended by the Amendment, was exempt from registration under the Securities Act of 1933, as amended, as not involving an offer, offer to sell, offer for sale or sale of securities within the meaning of Section 2(a)(3) thereof.

Item 3.03.

Material Modifications to Rights of Security Holders.

The Merger will not materially modify the rights of the registrant’s shareholders.  However, upon consummation of the Merger, Nevada corporate law will be applicable in the determination of the rights of shareholders of the registrant.  In addition, the constituent instruments defining the rights of holders of the registrant’s capital stock will be the Articles of Incorporation and Amended and Restated Bylaws of Neurotrope, which are filed as exhibits to this report.  The information contained in Item 8.01 below regarding material modifications to rights of the registrant’s shareholders is incorporated herein by reference.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation and Bylaws

On August 5, 2013, Articles of Merger were filed with both the Secretary of State of the State of Nevada and the Secretary of State of the State of Florida, pursuant to which the Merger will be effective as of August 9, 2013.  Upon effectiveness of the Merger, Neurotrope’s Articles of Incorporation and Neurotrope’s Amended and Restated Bylaws will become the Articles of Incorporation and Amended and Restated Bylaws of the registrant.  The information contained in Item 8.01 below regarding the provisions to be adopted and changed by operation of the Merger and the terms of the Neurotrope Common Stock (as defined below) is incorporated herein by reference.

The foregoing descriptions of Neurotrope’s Articles of Incorporation, Neurotrope’s Amended and Restated Bylaws, the Florida Articles of Merger, and the Nevada Articles of Merger do not purport to be complete and are qualified in their entirety by reference to the complete text of these documents, which are filed as Exhibits 3.1, 3.2, 3.3 and 3.4 hereto, respectively, and incorporated herein by reference.

Change in Fiscal Year

Effective as of the date of the Merger, the registrant’s fiscal year-end will change from January 31 to December 31.  The registrant plans to file a transition report on Form 10-K for the period from February 1, 2013 through December 31, 2013.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

On June 20, 2013 and July 10, 2013, the Plan of Merger and Amendment were duly approved, respectively, by unanimous written consent of the shareholders of BlueFlash, and by BlueFlash, as the sole stockholder of Neurotrope.  The Plan of Merger and the Amendment had previously been approved by the sole directors of each of BlueFlash and Neurotrope.  The information contained in Item 8.01 below is incorporated herein by reference.

Item 8.01.

Other Events.

Reincorporation by Merger

Effective as of August 9, 2013, BlueFlash will merge with and into Neurotrope, with Neurotrope as the surviving corporation and successor in interest to BlueFlash, pursuant to the Plan of Merger, as amended by the Amendment.  The purpose of the Merger is to re-domicile BlueFlash from Florida to Nevada, and to effect a name change and recapitalization as described below.

Neurotrope was incorporated on June 13, 2013, for the sole purpose of effecting the Merger.  Neurotrope has an authorized share capital of 300,000,000 shares of common stock, par value $0.0001 per share (“Neurotrope Common Stock”) and 50,000,000 shares of “blank check” preferred stock, par value $0.0001 per share.  Prior to the Merger, Neurotrope had 100 shares of its Neurotrope Common Stock outstanding, held by BlueFlash, and therefore was a wholly-owned subsidiary of BlueFlash.  Prior to the Merger, Neurotrope had no assets, liabilities or business.

Pursuant to the Plan of Merger, among other things, (i) each share of common stock of BlueFlash, $0.0001 par value per share (“BlueFlash Common Stock”) will be automatically converted into 2.242 shares of Neurotrope Common Stock, (ii) the sole director of Neurotrope immediately preceding the Merger will become the sole director of the surviving corporation on and after the effectiveness of the Merger, and (iii) the sole officer of Neurotrope immediately preceding the Merger will become the sole officer of the surviving corporation on and after the effectiveness of the Merger.

Each holder of record of a stock certificate evidencing outstanding shares of BlueFlash Common Stock prior to the Merger (“Old Certificates”) will be entitled to receive, upon surrender of Old Certificates to the surviving company’s transfer agent for cancellation, a certificate (a “New Certificate”) evidencing the number of shares of BlueFlash Common Stock into and for which the shares formerly represented by Old Certificates so surrendered are converted pursuant to the Merger.  No fractional shares will be issued. In lieu of any fractional shares to which a holder would otherwise be entitled Neurotrope will round such fraction up to the next whole integer.

Neurotrope, as the successor registrant, will continue to file reports under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder.

The effects of the Merger will be as follows:

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BlueFlash will be re-domiciled (reincorporated) in Nevada.  That is, Neurotrope, as successor to BlueFlash as a result of the Merger, is a Nevada corporation.

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BlueFlash will be renamed “Neurotrope, Inc.”  That is, by operation of the Merger, Neurotrope (Neurotrope, Inc.) is the surviving corporation and successor in interest to BlueFlash.

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The authorized capital stock of BlueFlash will be increased to 300,000,000 shares of Neurotrope Common Stock and 50,000,000 shares of “blank check” preferred stock, from 300,000,000 shares of BlueFlash Common Stock.  That is, by operation of the Merger, the authorized capital stock of Neurotrope will become the surviving entity’s authorized capital stock.

The Merger does not result in any change in the business, management, location of principal executive offices, assets, liabilities, net worth, accounting practices or control of the registrant.

FINRA Notification

On August 7, 2013, the registrant received notice from FINRA that, as of April 9, 2013 (the “Effective Date”), the 2.242-for-1 forward split (“Stock Split”) of shares of BlueFlash Common Stock, will became effective in the market.  In connection with the Stock Split, each of the issued and outstanding shares of BlueFlash Common Stock will be converted into 2.242 shares of Neurotrope Common Stock.  As a result, as of the Effective Date, the registrant will have 22,868,406 shares of its common stock issued and outstanding.

FINRA also notified the registrant that:

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the change of the registrant’s name to “Neurotrope, Inc.” will become effective in the market as of the Effective Date;

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the registrant’s trading symbol will change from “BLFL” to “NTRP” twenty (20) business days from the Effective Date.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 20, 2013, between BlueFlash Communications, Inc. and Neurotrope, Inc.

2.2	Amendment to Agreement and Plan of Merger, dated June 10, 2013, between BlueFlash Communications, Inc. and Neurotrope, Inc.

3.1	Articles of Incorporation of Neurotrope, Inc.

3.2	Amended and Restated Bylaws of Neurotrope, Inc.

3.3	Florida Articles of Merger of BlueFlash Communications, Inc. with and into Neurotrope, Inc., filed August 5, 2013

3.4	Nevada Articles of Merger of BlueFlash Communications, Inc. with and into Neurotrope, Inc., filed August 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2013

BLUEFLASH COMMUNICATIONS, INC.

By:  /s/ Ronald A. Warren

Name: Ronald A. Warren

Title: President

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